CASPIAN SERVICES GROUP

A SUBSIDIARY OF CASPIAN SERVICES INC.

ADDENDUM No 1

TO THE EMPLOYMENT AGREEMENT

DATED 29th AUGUST 2008

BETWEEN CASPIAN SERVICES AND Mr. ARRAN WATSON

This addendum dated January 19th, 2010 is made between Caspian Services and Mr. Arran Watson with the intention to modify the terms and conditions of the employment agreement dated August 29th, 2008 between the company and the executive employee.

Effective from January 1st the employment agreement to be amended as follows.

- Salary increased to $168,000.00 per annum
- Housing allowance increased to $5000.00 per month
- International flights in excess of five hours to be business class
- School fees to be 100% reimbursable

For Caspian Services

Kerry T.Doyle CEO

The Employee

Arran Watson

Каспиан Сервисез Груп
Қазақстан Республикасы,
050040, Алматы қ-сы
Сәтбаев к-сі, 29/6, 9-шы қабат,
Рахат Палас Отель
Тел.: (7) 3272 508478
Факс.: (7) 3272 508479

Caspian Services Group
9th Floor, 29/6 Satpaev Ave.,
Rakhat Palace Hotel
Almaty, 050040, Kazakhstan
Tel.: +7 (3272) 508478
Fax: +7 (3272) 508479

Каспиан Сервисез Груп
Республика Казахстан,
050040, г. Алматы
пр. Сатпаева, 29/6, 9 этаж,
Отель Рахат Палас
Тел.: +7 (3272) 508478
Факс: +7 (3272) 508479